UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2010

Berkshire Bancorp Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-13649 (Commission File Number)	94-2563513 (IRS Employer Identification No.)
160 Broadway, New York, New York 10038
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 791-5362

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on August 24, 2010 the stockholders of Berkshire Bancorp Inc. (the “Company”)  entitled to vote at the meeting voted to elect the six individuals named below to serve as directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

The votes cast by stockholders with respect to the election of directors were as follows:

Director	Votes Cast “For”	Votes Withheld	Broker Non-Votes

William L. Cohen	4,505,096	32,534	-0-
Martin A. Fischer	4,499,100	38,530	-0-
Moses Krausz	4,202,478	335,152	-0-
Moses Marx	4,426,515	111,115	-0-
Steven Rosenberg	4,420,605	117,025	-0-
Randolph B. Stockwell	4,504,606	33,024	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERKSHIRE BANCORP INC.

By:	/s/ Steven Rosenberg
Steven Rosenberg
President

Dated:  August 30, 2010